Contracts Under Commitment	12 Months Ended
Aug. 31, 2016
Notes to Financial Statements
6. Contracts Under Commitment

The Company has leased an office in Los Angeles California for a period of twelve months commencing January 1, 2014. The office is located at Suite 101, 619 S. Ridgley Los Angeles CA 90036 ($2,000 per month) due on the first calendar day of each month. This twelve month term automatically renews if no written notice of termination is given 30 days prior to the end on each term. The landlord agrees to accept either cash or shares as settlement for each months' rent. The landlord will defer rent in lieu of shares at $0.10 a share as per the Registration Statement or cash. As a concession for this deferment, the landlord will charge an additional 20% per month for each month deferred. (ie. $400 or 4,000 shares at $0.10 per share.)

The California lease agreement was terminated effective Aug 31, 2016.

Both parties agree to the deferment schedule being at the end of the term. All deferred rent subject to the 20% per month will be collectable only at the end of the term.

The Company has entered into a consulting agreement with Brad Kersch for marketing and business consulting. The term of the agreement is one year beginning January 1, 2014. Consideration for such consulting services is $2,000 per month payable in cash or common shares, at the Company’s election. The Consultant agrees to accept either cash or shares as settlement for each months' pay. The Consultant agrees to defer payments in lieu of shares at $0.10 a share as per the Registration Statement. As a concession for this deferment, the Consultant will charge an additional 20% per month for each month deferred. (ie. $400 or 4,000 shares at $0.10 per share.)

Both parties agree to the deferment schedule to be calculated only at the end of the term. All deferred rent subject to the 20% per month will be calculated and collectable only at the end of the term.